EXHIBIT 10.16.11


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                            DATED 31ST DECEMBER 2004

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                           TARRANT COMPANY LIMITED (1)
                                       AND
                               MARBLE LIMITED (2)
                                       AND
                         TRADE LINK HOLDINGS LIMITED (3)
                                 (AS BORROWERS)

                                       AND

                UPS CAPITAL GLOBAL TRADE FINANCE CORPORATION (4)
                                   (AS AGENT)

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                             TENTH DEED OF VARIATION
                                       TO
                      SYNDICATED LETTER OF CREDIT FACILITY

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                              BARLOW LYDE & GILBERT
                   SUITE 1901, 19TH FLOOR, CHEUNG KONG CENTER
                             2 QUEEN'S ROAD CENTRAL
                                    HONG KONG

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


THIS DEED is made the 31st day of December, 2004


BETWEEN:

(1) TARRANT COMPANY LIMITED a company incorporated in Hong Kong under company number 163310 with its registered office at 13th Floor, Lladro Centre, 72-80 Hoi Yuen Road, Kwun Tong, Kowloon, Hong Kong ("TARRANT");

(2) MARBLE LIMITED a company incorporated in Hong Kong under company number 399753 with its registered office at 13th Floor, Lladro Centre, 72-80 Hoi Yuen Road, Kwun Tong, Kowloon, Hong Kong ("MARBLE");

(3) TRADE LINK HOLDINGS LIMITED a company incorporated in Hong Kong under company number 592076 with its registered office at 13th Floor, Lladro Centre, 72-80 Hoi Yuen Road, Kwun Tong, Kowloon, Hong Kong ("TRADE LINK"); and

(4)      UPS CAPITAL GLOBAL TRADE FINANCE CORPORATION (the "AGENT").


WHEREAS:

(A) Under the terms of a syndicated letter of credit facility agreement (the "FACILITY AGREEMENT" which expression shall include the same as from time to time amended, supplemented or modified) entered into on 13th June 2002 by and between the Borrowers and the Finance Parties, the Agent (in its capacity as the Issuer) agreed, inter alia, to make available to the Borrowers a facility for the issue of letters of credit, upon the terms and subject to the conditions set out therein.

(B) Under various Deeds of Variation to the Facility Agreement entered into on 26th February, 2003, 19th May, 2003, 2nd June, 2003, 18th June, 2003, 23rd December, 2003, 17th March, 2004, 5th May, 2004, 17th June,
         2004 and 29th October, 2004 by and between the Borrowers and the Agent (the "PRIOR DEEDS OF VARIATION"), the parties thereto agreed to vary the terms of the Facility Agreement as set out in the Prior Deeds of Variation.

(C) In consideration, inter alia, of the Agent agreeing, at the request of the Borrowers, to advance a two year term loan of US$5,000,000 to the Borrowers, the parties have agreed to reduce the amount of the Facility by US$5,000,000, to amend the due dates for Import Loans and Documents against Acceptance financed by the Issuer, to amend the financial reporting requirements of the Borrowers, and to make certain other amendments as hereinafter set out.

(D) The parties hereto have therefore agreed, pursuant to Clause 23 of the Facility Agreement, to vary the terms of the Facility Agreement as set out in this Deed of Variation.

NOW THIS DEED HEREBY WITNESSETH as follows:-

1.       DEFINITIONS AND INTERPRETATION

         Words and phrases which are not defined or construed in this Deed of Variation but which are defined or construed in the Facility Agreement, the Companies Ordinance or the Bankruptcy Ordinance shall be construed as having the meanings ascribed to them therein. To the extent that there is any inconsistency between the terms of this Deed of Variation and the Facility Agreement, the terms of this Deed of Variation shall prevail. References to clause numbers are to those clauses in the Facility Agreement, unless indicated otherwise.

2.       VARIATION

2.1 The parties hereto hereby agree that the Facility Agreement shall be varied in the following manner:-

         2.1.1 By the deletion in its entirety from Clause 1.1 of the Facility Agreement of the definition of the term "MACHRIMA".

         2.1.2 By the insertion of the following definition in Clause 1.1 of the Facility Agreement:

                  "TARRANT LUXEMBOURG'       TARRANT  LUXEMBOURG  SARL (FORMERLY
                                             KNOWN   AS   MACHRIMA    LUXEMBOURG
                                             INTERNATIONAL  S.A.R.L.), A COMPANY
                                             EXISTING    UNDER   THE   LAWS   OF
                                             LUXEMBOURG   WITH  ITS   REGISTERED
                                             OFFICE   AT  7,   PARC   D'ACTIVITE
                                             SYRDALL, L-5365 MUNSBACH;"

         2.1.3 By the insertion of the following definition in Clause 1.1 of the Facility Agreement:

                  "`TERM LOAN AGREEMENT'     THE LOAN AGREEMENT  ENTERED INTO ON
                                             30TH  DECEMBER  2004 BY AND BETWEEN
                                             UPS CAPITAL  GLOBAL  TRADE  FINANCE
                                             CORPORATION   AND  THE   BORROWERS,
                                             PURSUANT   TO  WHICH  UPS   CAPITAL
                                             GLOBAL  TRADE  FINANCE  CORPORATION
                                             AGREED,  INTER ALIA,  TO ADVANCE TO
                                             THE  BORROWERS A LOAN IN THE SUM OF
                                             US$5,000,000,  UPON THE  TERMS  AND
                                             SUBJECT TO THE  CONDITIONS  SET OUT
                                             THEREIN;"

         2.1.4 By the deletion of the word "MACHRIMA" and the substitution therefor of the words "TARRANT LUXEMBOURG" in each of the following clauses:-

                  2.1.4.1 in the definition of "PARENT GUARANTEE" in Clause 1.1 of the Facility Agreement;

                  2.1.4.2 in the definition of "PARENTS" in Clause 1.1 of the Facility Agreement; and

                  2.1.4.3  in Clause 9.1.25 of the Facility Agreement.

         2.1.5 By the deletion in its entirety from Clause 1.1 of the Facility Agreement of the definition of the term "GMAC", and the substitution therefor of the following:

                  "'GMAC'                    GMAC  COMMERCIAL   FINANCE  LLC,  A
                                             LIMITED      LIABILITY      COMPANY
                                             INCORPORATED  UNDER THE LAWS OF NEW
                                             YORK  IN  THE   UNITED   STATES  OF
                                             AMERICA  (AS  SUCCESSOR  BY  MERGER
                                             WITH GMAC COMMERCIAL CREDIT LLC);"

         2.1.6 By the deletion in its entirety from Clause 1.1 of the Facility Agreement of the definition of the term "MANAGEMENT ACCOUNTING PERIOD", and the substitution therefor of the following:

                  "`MANAGEMENT ACCOUNTING    EACH PERIOD OF ONE  CALENDAR  MONTH
                  PERIOD'                    IN ANY YEAR;"

         2.1.7 By the deletion in its entirety from Clause 1.1 of the Facility Agreement of the definition of the term "SECURITY DOCUMENTS", and the substitution therefor of the following:

                  "`SECURITY DOCUMENTS'      (i)   THE   SYNDICATED    COMPOSITE
                                             GUARANTEE AND  DEBENTURE  (ii) EACH
                                             OF THE PARENT GUARANTEES; (iii) THE
                                             GUEZ GUARANTEE,  (iv) A CHARGE OVER
                                             SHARES  EXECUTED  ON 26TH  FEBRUARY
                                             2003  BY  TARRANT   LUXEMBOURG   IN
                                             FAVOUR   OF  THE   AGENT   (IN  ITS
                                             CAPACITY   AS   SECURITY    TRUSTEE
                                             THEREUNDER)   IN   RESPECT  OF  ITS
                                             SHARES  IN  TARRANT   AND  (v)  THE
                                             INTERCREDITOR  AGREEMENT,  IN  EACH
                                             CASE AS  AMENDED OR  MODIFIED  FROM
                                             TIME TO TIME;"

         2.1.8 By the deletion in its entirety from Clause 1.1 of the Facility Agreement of the definition of the term "TERMINATION DATE", and the substitution therefor of the following:

                  "`TERMINATION DATE'        30TH  JUNE,  2005,  OR ANY  EARLIER
                                             DATE  UPON  WHICH  THE  ISSUER  MAY
                                             (WHETHER   ALONE   OR   ACTING   IN
                                             CONJUNCTION  WITH ANY OTHER BANK OR
                                             FINANCIAL INSTITUTION) ENTER INTO A
                                             CREDIT FACILITY  AGREEMENT WITH THE
                                             BORROWERS IN ORDER TO REFINANCE THE
                                             FACILITY  AND  TO   SUPERSEDE   AND
                                             REPLACE THIS AGREEMENT;"

         2.1.9 By the deletion in its entirety of Sub-Clause 4.2.1(c) of the Facility Agreement, and the substitution therefor of the following:


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


                           "(c) IF THE US DOLLAR EQUIVALENT OF THE MAXIMUM FACE AMOUNT OF THE REQUESTED LETTER OF CREDIT WHEN AGGREGATED WITH THE US DOLLAR EQUIVALENT OF THE MAXIMUM FACE VALUE OF ALL LETTERS OF CREDIT THEN IN ISSUE WOULD
                                    EXCEED:

                                    (i)      US$16,000,000  (SIXTEEN  MILLION US
                                             DOLLARS)    ON   OR   BEFORE   27TH
                                             DECEMBER, 2004; OR

                                    (ii)     US$15,000,000  (FIFTEEN  MILLION US
                                             DOLLARS)  AT ANY  TIME ON OR  AFTER
                                             28TH DECEMBER, 2004; AND"

         2.1.10 By the deletion in its entirety of Sub-Clause 4.6.5 of the Facility Agreement, and the substitution therefor of the following:

                  "4.6.5   DUE DATES FOR  IMPORT  LOANS  AND  DOCUMENTS  AGAINST
                           ACCEPTANCE: UNLESS OTHERWISE AGREED BETWEEN THE RELEVANT BORROWER AND THE ISSUER, THE DUE DATE FOR PAYMENT FOR ANY IMPORT LOAN GRANTED BY THE ISSUER SHALL BE 60 DAYS AFTER THE DATE OF SHIPMENT OF THE RELEVANT GOODS AND THE DUE DATE FOR ANY DOCUMENTS AGAINST ACCEPTANCE FINANCED BY THE ISSUER SHALL BE 48 DAYS AFTER THE DATE OF SHIPMENT OF THE RELEVANT GOODS. THE BORROWERS AGREE WITH AND UNDERTAKE TO THE ISSUER THAT ANY AND ALL PROCEEDS FROM ANY DOCUMENTS AGAINST ACCEPTANCE FINANCED BY THE ISSUER WILL BE UTILISED BY THE BORROWERS FIRST TO REPAY ANY AMOUNTS DUE AND OWING TO THE ISSUER IN RESPECT OF ANY OUTSTANDING IMPORT LOANS."

         2.1.11 By the deletion in its entirety of Sub-Clause 4.8.3 of the Facility Agreement, and the substitution therefor of the following:

                  "4.8.3 PAYMENT OF LETTER OF CREDIT OBLIGATIONS: WITHOUT LIMITING OR AFFECTING ANY OF THE PROVISIONS OF THIS CLAUSE 4.8, THE BORROWERS AGREE TO REIMBURSE THE AGENT AND EACH BANK FOR ANY DRAWING UNDER ANY LETTER OF CREDIT, AND ANY OTHER AMOUNTS PAID OR PAYABLE BY THE ISSUER UNDER ANY LETTER OF CREDIT, IMMEDIATELY UPON DEMAND, AND TO PAY THE AGENT THE AMOUNT OF ALL OTHER OBLIGATIONS AND OTHER AMOUNTS PAYABLE TO IT UNDER OR IN CONNECTION WITH ANY LETTER OF CREDIT
                           IMMEDIATELY WHEN DUE, IRRESPECTIVE OF ANY CLAIM, SET-OFF, DEFENCE OR OTHER RIGHT WHICH THE BORROWERS MAY HAVE AT ANY TIME AGAINST THE AGENT, THE BANKS, THE ISSUER OR ANY OTHER PERSON. IN EACH CASE PAYMENT WILL (UNLESS OTHERWISE AGREED OR REQUIRED BY THE AGENT) BE MADE IN US DOLLARS IN HONG KONG TOGETHER WITH ALL INTEREST, CHARGES AND EXPENSES PAYABLE TO OR INCURRED BY THE ISSUER IN CONNECTION WITH THE LETTER OF CREDIT. WITHOUT PREJUDICE TO THE PROVISIONS OF CLAUSE 13:-

                           (a) INTEREST FOR THESE PURPOSES SHALL ACCRUE UPON SUCH AMOUNTS AS STATED ABOVE AS WELL AFTER AS BEFORE JUDGMENT, FROM THE DATE WHEN SUCH AMOUNTS WERE FIRST PAID BY THE ISSUER UNTIL PAYMENT OF THEM BY THE BORROWER(S) IN FULL, AT THE RATE OF 1% PER ANNUM ABOVE THE INTEREST RATE PUBLISHED UNDER THE "MONEY RATES" SECTION OF THE WALL STREET JOURNAL (ON EACH DAY ON WHICH IT IS PUBLISHED) AS THE "PRIME RATE", AS SUCH RATE MAY CHANGE FROM TIME TO TIME; PROVIDED, HOWEVER, THAT IF


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


                                    THE  WALL  STREET  JOURNAL  SHALL  CEASE  TO
                                    PUBLISH  SUCH  RATE(OR  ITSELF  CEASES TO BE
                                    PUBLISHED),  THEN THE INTEREST RATE SHALL BE
                                    THE  HIGHEST   AMONG  THE  PRIME,   BASE  OR
                                    EQUIVALENT RATES THEN PUBLICLY  ANNOUNCED BY
                                    BANK OF AMERICA,  N.A.,  JPMORGAN CHASE BANK
                                    AND WACHOVIA BANK, NATIONAL  ASSOCIATION (OR
                                    THEIR   RESPECTIVE   SUCCESSORS-IN-INTEREST)
                                    FROM TIME TO TIME; AND

                           (b) IF ANY BORROWER DOES NOT PAY ANY SUM PAYABLE BY IT UNDER THIS AGREEMENT ON ITS DUE DATE, THEN THE BORROWER SHALL PAY TO THE AGENT, ON DEMAND, IN THE CASE OF IMPORT LOANS OR DOCUMENTS AGAINST ACCEPTANCE WHICH HAVE BEEN FINANCED BY THE ISSUER AND WHICH ARE NOT PAID ON THE DUE DATE THEREFOR, AN AMOUNT (THE "LATE PAYMENT CHARGE") CALCULATED FROM THE DUE DATE TO THE DATE OF PAYMENT THEREOF IN FULL AT THE APPLICABLE RATE SPECIFIED IN SUB-CLAUSE (a) ABOVE, PLUS AN ADDITIONAL 1.5% PER ANNUM.

                                    THE  PARTIES  HEREBY  ACKNOWLEDGE  AND AGREE
                                    THAT ANY LATE PAYMENT  CHARGE  PAYABLE UNDER
                                    THIS   SUB-CLAUSE   4.8.3  SHALL   REPRESENT
                                    LIQUIDATED  DAMAGES  AND SHALL NOT BE DEEMED
                                    TO BE A PENALTY.  THE PARTIES  FURTHER AGREE
                                    THAT THE AMOUNT OF ANY LATE  PAYMENT  CHARGE
                                    IS A  GENUINE  PRE-ESTIMATE  OF THE  DAMAGES
                                    WHICH THE LENDER  WILL SUFFER  ARISING  FROM
                                    THE  BORROWERS'  FAILURE TO PAY THE RELEVANT
                                    SUM ON THE DUE DATE.

                           (c) UPON AND DURING THE CONTINUANCE OF AN EVENT OF DEFAULT, THE INTEREST RATE SHALL BE THE RATE SET FORTH IN CLAUSE 13.3; PROVIDED, HOWEVER, THAT ANY LATE PAYMENT CHARGE PAYABLE UNDER SUB-CLAUSE 4.8.3(b) SHALL NOT BE DUE AND PAYABLE WITH RESPECT TO THE PERIOD DURING WHICH THIS SUB-CLAUSE 4.8.3(c) IS APPLICABLE."

         2.1.12 By the deletion of the word "AND" immediately after the punctuation mark ";" in Sub-Clause 10.2.4;

         2.1.13 By the renumbering of the existing Sub-Clause 10.2.5 as the new Sub-Clause 10.2.6, and by the insertion of the following as the new Sub-Clause 10.2.5:

                  "10.2.5 WEEKLY SALES REPORTS: ON OR BEFORE THE CLOSE OF BUSINESS ON WEDNESDAY OF EACH WEEK, A SALES REPORT FOR THE IMMEDIATELY PRECEDING WEEK, IN SUCH FORMAT AND CONTAINING SUCH INFORMATION ABOUT THE BUSINESS AND OPERATIONS OF EACH MEMBER OF THE GROUP AS THE AGENT MAY FROM TIME TO TIME SPECIFY; AND"

         2.1.14 By the deletion in its entirety of Sub-Clause 11.3.1(b) of the Facility Agreement, and the substitution therefor of the following:

                  "11.3.1(b) ANY  ENCUMBRANCE  ON OR  OVER  THE  ASSETS  OF  ANY
                           BORROWER SUBSISTING AT THE DATE OF THIS AGREEMENT AND AGREED TO BY THE AGENT, PROVIDED THAT, EXCEPT WITH THE PRIOR CONSENT OF THE AGENT, THE PRINCIPAL, CAPITAL OR NOMINAL AMOUNT SECURED BY ANY SUCH ENCUMBRANCE MAY NOT BE


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


                           INCREASED BEYOND THE MAXIMUM AMOUNT WHICH MAY BE SECURED BY THE RELEVANT ENCUMBRANCE AT THE DATE OF THIS AGREEMENT;"

         2.1.15 By the deletion of the word "AND" immediately after the punctuation mark ";" in Sub-Clause 11.3.1(d);

         2.1.16   By the renumbering of the existing Sub-Clause 11.3.1(e) as the
                  new  Sub-Clause  11.3.1(f),   and  by  the  insertion  of  the
                  following as the new Sub-Clause 11.3.1(e):

                  "11.3.1(e) ANY  ENCUMBRANCE  ON OR  OVER  THE  ASSETS  OF  ANY
                           BORROWER GRANTED AS SECURITY UNDER OR IN CONNECTION WITH THE TERM LOAN AGREEMENT OR THE SECURITY DOCUMENTS (AS DEFINED IN THE TERM LOAN AGREEMENT); AND"

         2.1.17 By the deletion of the words "AND/OR" immediately after the punctuation mark ";" in Sub-Clause 11.3.3(d);

         2.1.18   By the deletion of the existing Sub-Clause  11.3.3(e),  and by
                  the  insertion  of  the  following  as  the  new   Sub-Clauses
                  11.3.3(e) and 11.3.3(f):

                  "11.3.3(e) INDEBTEDNESS  UNDER THE TERM LOAN AGREEMENT AND ANY
                           OTHER FINANCE DOCUMENT (AS DEFINED IN THE TERM LOAN AGREEMENT); AND/OR

                  11.3.3(f)INDEBTEDNESS   TO  DBS  BANK  (HONG   KONG)   LIMITED
                           (FORMERLY KNOWN AS DAO HENG BANK) UNDER (X) AN EXPORT LINE OF CREDIT OF UP TO HK$35,000,000, AND (Y) A TEMPORARY LINE OF UP TO HK$2,700,000."

         2.1.19   By the  deletion  of the words "AND  WITHIN 15 DAYS OF THE DUE
                  DATE  THEREFOR"  from   Sub-Clause   12.1.1  of  the  Facility
                  Agreement.

         2.1.20 By the deletion in its entirety of Clause 13.3 of the Facility Agreement, and the substitution therefor of the following:

                  "13.3 DEFAULT INTEREST RATE: THE RATE OF INTEREST APPLICABLE TO AN UNPAID SUM FROM TIME TO TIME DURING EACH DEFAULT INTEREST PERIOD RELATING TO THAT UNPAID SUM SHALL BE THE APPLICABLE RATE SPECIFIED IN SUB-CLAUSE 4.8.3(A), PLUS AN ADDITIONAL 2.5% PER ANNUM."

         2.1.21 By the deletion in its entirety of Schedule 1 to the Facility Agreement, and the substitution therefor of the following:


                                   "SCHEDULE 1

                              BANKS AND COMMITMENTS


COLUMN 1: BANK             COLUMN 2: COMMITMENT   COLUMN 3: APPLICABLE PERIOD
--------------------------------------------------------------------------------
UPS CAPITAL GLOBAL         US$16 MILLION          ON OR  BEFORE  27TH  DECEMBER,
TRADE FINANCE                                     2004


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


COLUMN 1: BANK             COLUMN 2: COMMITMENT   COLUMN 3: APPLICABLE PERIOD
--------------------------------------------------------------------------------
CORPORATION                US$15 MILLION          AT ANY TIME ON OR  AFTER  28TH
                                                  DECEMBER, 2004


3.       AMENDMENT FEE

         The Borrowers shall, forthwith upon execution of this Deed, pay to the Agent the agreed fee for the extension of the Facility in the sum of US$50,000 (Fifty Thousand United States Dollars) (the "FEE"), and the provisions of this Deed shall be conditional upon the payment of the Fee by the Borrowers.

4.       NO OTHER AMENDMENTS OR WAIVERS

4.1 The execution, delivery and effectiveness of this Deed of Variation shall not operate as a waiver of any right, power or remedy of the Agent under the Facility Agreement or any of the other Finance Documents, nor constitute a waiver of any provision of the Facility Agreement or any of the other Finance Documents. Except for the amendments and agreements set forth above, the text of the Facility Agreement and all other Finance Documents shall remain unchanged and in full force and effect and each of the Borrowers hereby ratifies and confirms its obligations thereunder. This Amendment Agreement shall not constitute a modification of the Facility Agreement or any of the other Finance Documents or a course of dealing with the Agent at variance with the Facility Agreement or any of the other Finance Documents such as to require further notice by the Agent to require strict compliance with the terms of the Facility Agreement or any of the other Finance Documents in the future, except as expressly set forth herein. Each of the Borrowers acknowledges and expressly agrees that the Agent reserves the right to, and does in fact, require strict compliance with all terms and provisions of the Facility Agreement and all other Finance Documents. The Borrowers have no knowledge of any challenge to the Agent's claims arising under the Facility Agreement or any of the other Finance Documents, or to the effectiveness of the Facility Agreement or any of the other Finance Documents.

4.2 The parties hereby acknowledge and confirm that neither the obligations of any Borrower nor the rights and remedies of the Agent under the Facility Agreement or any of the other Finance Documents or otherwise conferred by law shall be discharged, prejudiced or impaired by reason of the execution of this Deed of Variation or the variation of the terms and conditions of the Facility Agreement in accordance with this Deed of Variation.

5.       GENERAL

5.1 This Deed of Variation may be executed in any number of counterparts and by the different parties hereto on separate counterparts each of which when so executed and delivered shall be original but all the counterparts together shall constitute one and the same instrument.

5.2 This Deed of Variation shall be governed and construed in accordance with the laws of the Hong Kong Special Administrative Region of the People's Republic of China and the


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


         parties hereto agree to submit to the non-exclusive jurisdiction of the Courts of the Hong Kong Special Administrative Region of the People's Republic of China.



IN WITNESS WHEREOF this Deed of Variation has been entered into the day and year first above written.


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


THE BORROWERS


THE COMMON SEAL of                  )
TARRANT COMPANY LIMITED             )
was hereunto affixed                )
in the presence of:                 )


 /S/ HENRY CHU
------------------------------------
Henry Chu, Director


 /S/ CHARLES LAI
------------------------------------
Charles Lai, Director/Secretary


THE COMMON SEAL of                  )
MARBLE LIMITED                      )
was hereunto affixed                )
in the presence of:                 )


/S/ HENRY CHU
------------------------------------
Henry Chu, Director


 /S/ GRACE TAM
------------------------------------
Grace Tam, Director/Secretary


THE COMMON SEAL of                  )
TRADE LINK HOLDINGS LIMITED         )
was hereunto affixed                )
in the presence of:                 )


/S/ HENRY CHU
------------------------------------
Henry Chu, Director


 /S/ GRACE TAM
------------------------------------
Grace Tam, Director/Secretary

THE AGENT


SIGNED for and on behalf of         )
UPS CAPITAL GLOBAL                  )
TRADE FINANCE CORPORATION           )
by:                                 )
in the presence of:                 )      /S/ JOHN P. HOLLOWAY
                                           -------------------------------------
                                           John P. Holloway
                                           SIGNATURE


/S/ KETAK SAMPAT
------------------------------------
WITNESS


                                       10